UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 14, 2014

HARLAND CLARKE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-133253	84-1696500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas		78249
(Address of principal executive offices)		(Zip code)

(210) 697-8888

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on December 17, 2013, Harland Clarke Holdings Corp., a Delaware corporation (the “Company” or “Harland Clarke Holdings”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with V Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Acquisition Sub”), and Valassis Communications, Inc., a Delaware corporation (“Valassis”), pursuant to which Acquisition Sub has, on the terms and subject to the conditions set forth therein, commenced a tender offer for all of Valassis’s common stock, $0.01 par value per share, at a purchase price of $34.04 per share in cash. Subject to the terms and conditions of the Merger Agreement, following the tender offer, Acquisition Sub will merge with and into Valassis and Valassis will survive as a wholly-owned subsidiary of the Company. The consideration paid in the Merger is expected to be financed with certain cash on hand of the Company and with the proceeds received from debt financing commitments, including incremental senior secured term loans and asset based revolving credit loans on terms similar to the Company’s existing senior secured term loans and asset based revolving credit loans under its existing credit facilities.

In connection with the proposed financing, the Company expects to make a presentation to lenders and prospective lenders (the “Lender Presentation”). A copy of the Lender Presentation is furnished as Exhibit 99.1 to this Current Report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

The information contained in the Lender Presentation is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company may make by press release or otherwise from time to time. The Lender Presentation speaks as of the date of this Current Report. While the Company may elect to update the Lender Presentations in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so, except as may be required by law. By furnishing the Lender Presentation with this Current Report, the Company makes no admission as to the materiality of any information in the Lender Presentation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Lender Presentation, dated January 14, 2014

* * * * * *

Forward-Looking Statements

The Lender Presentation contains forward-looking information, including without limitation financial projections and other estimates with respect to the anticipated performance of Harland Clarke Holdings, Valassis and their affiliates. Such financial projections and estimates reflect various assumptions concerning the future performance of Harland Clarke Holdings and Valassis and are subject to significant business, financial, economic, operating, competitive and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of MacAndrews & Forbes Holdings, Inc., Harland Clarke Holdings and Valassis) that could cause actual results to differ materially from the statements included herein. Accordingly, although Harland Clarke Holdings’ management believes the financial projections contained herein are reasonable estimates, there can be no assurance as to the reliability or correctness of such financial projections and estimates or any other forward-looking information contained herein, nor should any assurances be inferred, and actual results may vary materially from those projected. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Harland Clarke Holdings’ SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013 as well as Valassis’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013. The forward-looking statements made herein speak only as of the date of this current report on Form 8-K and none of Harland Clarke Holdings, Valassis or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

Date:	January 14, 2014	By:	/s/ Martin Wexler
Martin Wexler Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Lender Presentation, dated January 14, 2014